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                                                                   EXHIBIT 10.31

                               THIRD AMENDMENT TO

            SERIES G CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties to this Third Amendment to Series G Convertible Preferred Stock Purchase Agreement, dated as of March 14, 1998, are UNIFI Communications, Inc., a Delaware corporation (the "Company"), SingTel Global Services Pte. Ltd. ("ST
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Global") a wholly-owned subsidiary of Singapore Telecommunications Limited, a
Singapore corporation with its registered office at 31 Exeter Road, Comcentre, Singapore 239732, and Douglas J. Ranalli of Cambridge, Massachusetts.

                                    RECITALS

     A. The Company and ST Global are parties to a Series G Convertible Preferred Stock Purchase Agreement dated as of April 10, 1995, as amended (the

"Agreement).
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     B.   On and as of the date hereof, ST Global has sold, and Douglas J.
Ranalli has purchased, all of the issued and outstanding Series G Convertible Preferred Stock of the Company held by ST Global.

     C. The parties desire that upon and as of the closing of such sale and purchase of Series G Convertible Preferred Stock, the Agreement shall terminate and be of no further force or effect.

The parties accordingly agree as follows:

     1. Upon and as of the closing of the sale by ST Global to Douglas J. Ranalli, and the purchase from ST Global by Douglas J. Ranalli, of the 8,570,000 shares of Series G Convertible Preferred Stock of the Company originally purchased by ST Global from the Company under the Agreement, the Agreement shall terminate and be of no further force or effect.



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     IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Series G Convertible Preferred Stock Purchase Agreement as of the date first above written.

UNIFI COMMUNICATIONS, INC.      SINGTEL GLOBAL SERVICES PTE LTD


By:   /s/ Douglas J. Ranalli                  By:   /s/ Chua Sock Koong
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     Douglas J. Ranalli
     President                                Title: Director
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   /s/ Douglas J. Ranalli
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Douglas J. Ranalli